UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2018

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

111 Nueces Street, Austin, TX		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 334-8900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

The board of directors of Digital Turbine, Inc. (the “Company”), on July 31, 2018, appointed David Wesch, currently the acting Chief Accounting Officer, to be the Chief Accounting Officer of the Company.

Mr. Wesch’s biographical information was previously disclosed in the Company’s Current Report on Form 8-K, dated June 14, 2016 There is no family relationship between Mr. Wesch and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There is no arrangement or understanding between Mr. Wesch and any other person pursuant to which Mr. Wesch was elected as Chief Accounting Officer of the Company. There are no transactions in which Mr. Wesch has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

The board of directors of the Company has established September 19, 2018 as the date of the Company's fiscal year 2019 annual meeting of stockholders (the "Annual Meeting") and July 25, 2018, as the record date for determining stockholders entitled to vote at the Annual Meeting. The Annual Meeting date represents a change of more than 30 days from the anniversary of the Company's 2018 annual meeting of stockholders. Accordingly, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company is hereby informing stockholders of such change.

The deadline for the receipt of any stockholder proposals to be properly brought before the 2019 Annual Meeting is August 29, 2018. Proposals submitted pursuant to Rule 14a-8 of the Exchange Act must comply with the requirements set forth in Rule 14a-8 and be received by the Corporate Secretary at the Company's headquarters located at 111 Nueces Street, Austin, TX 78701. Any proposal submitted after the above deadline will not be considered timely and will be excluded from consideration at the Annual Meeting.

The time and location of the Annual Meeting will be as set forth in the Company's proxy statement for the Annual Meeting filed on July 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Digital Turbine, Inc.

Dated: August 3, 2018	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer